                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]
Check the appropriate box:
[X]      Preliminary Proxy Statement
[_]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to ss. 240.14a-12

                                DELAWARE VIP TRUST
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                    (specify)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
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     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

LOGO

                   The Lincoln National Life Insurance Company
                            1300 South Clinton Street
                              Fort Wayne, IN 46802

                                                               December __, 2006

Dear Variable Contract Owner:

     You are an owner of a variable  annuity  or life  contract  (the  "variable contract")  issued by The Lincoln National Life Insurance  Company  ("Lincoln").
Shares of the  Delaware  VIP Global Bond Series (the "Fund") of the Delaware VIP
Trust (the "Trust") have been purchased at your direction by Lincoln through one or more of its separate  accounts (the "Accounts") to support contract values or fund benefits payable under your variable contract.

     As a record owner of such Fund shares, Lincoln has been asked by the Fund's board of trustees to approve a plan to  liquidate  the Fund and  distribute  the liquidation  proceeds  to the Fund's  respective  shareholders.  The Fund's only record  shareholders are separate  accounts that support contract values or fund benefits payable under variable contracts.

     As is more fully  explained in the attached  proxy  statement,  the Fund is scheduling a meeting of its shareholders (the "Meeting") to consider approval of a plan to  liquidate  the Fund  (the  "Liquidation  Plan")  and  distribute  the liquidation proceeds to the Fund's shareholders.  As you may know, your variable contract gives you the right to provide Lincoln with instructions on how to vote the Fund shares  supporting your contract at the Meeting.  WE ARE WRITING TO YOU
TO ASK THAT YOU FILL OUT THE ENCLOSED VOTING  INSTRUCTION  FORM AND RETURN IT TO
US IN ORDER THAT WE MAY VOTE ON YOUR BEHALF AT THE MEETING.

     Under the  Liquidation  Plan, the Fund will, by the  liquidation  date, (1)
sell its portfolio  securities  for cash or permit them to mature and reduce any other  assets  to cash or cash  equivalents,  (2) pay any  liabilities,  and (3)
distribute any realized  capital gains and net investment  income in the form of dividends.  The Liquidation  Plan provides that as of the liquidation  date, the
Fund will: (1) distribute its assets to shareholders by liquidating their shares for cash, (2) wind up its operations, and (3) terminate its existence.

     At any time prior to the proposed liquidation,  you may instruct Lincoln to transfer  your  contract  value  currently  allocated  to the  Fund  into  other investment options available under your contract. If you do not provide transfer
instructions   prior  to  the  liquidation,   then  immediately   following  the
distribution  of liquidation  proceeds,  Lincoln will reinvest the cash proceeds attributable  to your variable  contract by  transferring  the proceeds from the subaccount  that held Fund shares to the  subaccount  that  invests in shares of
Lincoln's VIP Money Market Fund (the "Money Market Fund").  THEREFORE,  A SECOND
REASON THAT WE ARE  WRITING TO YOU IS TO ASK THAT YOU  PROVIDE US WITH  TRANSFER
INSTRUCTIONS  IN  ORDER  THAT WE MAY  TRANSFER  YOUR  CONTRACT  VALUE  CURRENTLY
INVESTED IN THE FUND TO ANOTHER INVESTMENT OPTION OR OPTIONS UNDER YOUR VARIABLE
CONTRACT.  PLEASE  CALL  LINCOLN  NATIONAL  LIFE  INSURANCE  COMPANY  AT 1-(800)
338-0355 IF YOU OWN AN E-ANNUITY VARIABLE ANNUITY CONTRACT  ("E-ANNUITY") OR, IF
YOU OWN A MULTIFUND VARIABLE UNIVERSAL LIFE POLICY ("MULTIFUND VUL") PLEASE CALL
1-(877) 200-8213 TO MAKE TRANSFER ARRANGEMENTS FOR YOUR VARIABLE CONTRACT.

     The proposed Fund  liquidation is described in detail in the attached proxy statement,  but here are some facts about the liquidation  that may be useful to you:

     1.   The Fund's  liquidation  will have no impact on your right to transfer contract  values among and between other  investment  options  offered under your variable contract.  You may transfer contract values out of any subaccount  invested in the Fund free of any otherwise  applicable transfer charge at any time without that transfer counting as one of a limited number of transfers  permitted during any period.  If contract values are  transferred  to the Money  Market  Fund in the  absence of transfer  instructions  from you,  then for thirty days  following the liquidation,  you  may  transfer  such  contract  values  out  of  the subaccount  investing in the Money  Market Fund free of any  otherwise applicable  transfer charge and without that transfer  counting as one of a limited number of transfers permitted during any period.

     2.   The Fund's  liquidation  will not alter your rights or the obligations of Lincoln under your variable contract.

     3.   The  Fund's  liquidation,  as  well as  contract  value  transfers  in anticipation  of or  subsequent  to the  liquidation,  will not create federal income tax liability for you in connection  with your variable contract.

     Delaware  Management Company,  the Fund's investment manager,  proposed the liquidation  because  the Fund has lacked  broad  market  appeal,  has failed to generate  sufficient  assets to  operate  efficiently,  and is not  expected  to achieve efficient investment  operations or economies of scale in the future. At a recent  meeting,  the  Trust's  board of  trustees  (the  "Board")  considered information  provided  by the  investment  manager on the Fund's loss of assets, limited potential for growth, low demand and limited sales  opportunities in the variable insurance investment marketplace and the Fund's expenses.

     After  carefully  considering  the  merits of the  proposal,  the Board has determined that it is in the best interests of the Fund and its shareholders and the variable  contract owners  indirectly  invested in the Fund to liquidate the
Fund. Among the factors  considered by the Board in reaching this conclusion was the  fact  that  variable  contract  owners  are  encouraged  to  provide  prior instructions as to transferring contract value to alternative investment options and the fact that transfers will have no adverse tax  consequences  for contract owners.

     The Board  recommends  that you read the enclosed  materials  carefully and then instruct  Lincoln to vote FOR the  liquidation  proposal  applicable to the
Fund.

     YOUR VOTE IS  IMPORTANT.  PLEASE  TAKE A MOMENT  NOW TO SIGN AND RETURN THE
VOTING  INSTRUCTION  FORM IN THE ENCLOSED POSTAGE  PRE-PAID  ENVELOPE.  FOR MORE
INFORMATION, PLEASE CALL DELAWARE FUNDS AT 1-(800) 523-1918.

     YOUR CONTRACT VALUE TRANSFER INSTRUCTIONS ALSO ARE IMPORTANT. PLEASE TAKE A
MOMENT  NOW TO CALL THE  LINCOLN  NATIONAL  LIFE  INSURANCE  COMPANY  AT 1-(800)
338-0355 (E-ANNUITY) OR 1-(877) 200-8213 (MULTIFUND VUL) SO THAT YOU MAY PROVIDE
US WITH YOUR TRANSFER INSTRUCTIONS.

Sincerely,

The Lincoln National Life Insurance Company

Commonwealth Annuity and Life Insurance Company
First Allmerica Financial Life Insurance Company
440 Lincoln Street
Worchester, MA  01653
[please confirm address]

                                                                December _, 2006

Dear Variable Contract Owner:

     You are an owner of a variable annuity  contract (the "variable  contract")
issued by either Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance Company")("Commonwealth Annuity") or First
Allmerica  Financial Life Insurance Company  ("FAFLIC").  Shares of the Delaware
VIP Global Bond Series (the "Fund") of the Delaware VIP Trust (the "Trust") have been  purchased  at your  direction  by either  Commonwealth  Annuity  or FAFLIC through one or more of their  respective  separate  accounts (the "Accounts") to support contract values or fund benefits  payable under your variable  contract.
Commonwealth  Annuity  or  FAFLIC is the  record  owner of Fund  shares  held in connection  with your  variable  contract  by the  Account  through  which  your contract was issued.

     As a record owner of such Fund shares,  Commonwealth  Annuity or FAFLIC has been asked by the Fund's  board of trustees  to approve a proposal to  liquidate the Fund and distribute the liquidation proceeds to the Fund's shareholders. The
Fund's only record  shareholders are the Accounts and certain separate  accounts of one other insurance company.

     As is more fully  explained in the attached  proxy  statement,  the Fund is holding a meeting of its shareholders  (the "Meeting") to consider approval of a plan  to  liquidate  the  Fund  (the  "Liquidation  Plan")  and  distribute  the liquidation proceeds to the Fund's shareholders.  As you may know, your variable contract gives you the right to instruct  Commonwealth  Annuity or FAFLIC on how to vote the Fund shares supporting your contract at the Meeting.

WE ARE WRITING TO YOU TO ASK THAT YOU FILL OUT THE ENCLOSED  VOTING  INSTRUCTION
FORM  AND  RETURN  IT TO US IN  ORDER  THAT WE MAY  VOTE ON YOUR  BEHALF  AT THE
MEETING.

     Under the  Liquidation  Plan, the Fund will, by the  liquidation  date, (1)
sell its portfolio  securities  for cash or permit them to mature and reduce any other  assets  to cash or cash  equivalents,  (2) pay any  liabilities,  and (3)
distribute any realized  capital gains and net investment  income in the form of dividends.  The Liquidation  Plan provides that as of the liquidation  date, the
Fund will: (1) distribute its assets to shareholders by liquidating their shares for cash, (2) wind up its operations, and (3) terminate its existence.

     At  any  time  prior  to  the  proposed   liquidation,   you  may  instruct
Commonwealth  Annuity  or FAFLIC  to  transfer  your  contract  value  currently allocated  to the Fund  into  other  investment  options  available  under  your contract.  If you do not provide transfer instructions prior to the liquidation,
then   immediately   following  the   distribution   of  liquidation   proceeds,
Commonwealth  Annuity or FAFLIC will reinvest the cash proceeds  attributable to your variable  contract by  transferring  the proceeds from the subaccount  that held Fund shares to the  subaccount  that  invests in shares of the Delaware VIP
Cash Reserve Series (the "Money Market Fund").

THEREFORE, A SECOND REASON THAT WE ARE WRITING TO YOU IS TO ASK THAT YOU PROVIDE
US WITH TRANSFER  INSTRUCTIONS IN ORDER THAT WE MAY TRANSFER YOUR CONTRACT VALUE
CURRENTLY  INVESTED IN THE FUND TO ANOTHER  INVESTMENT  OPTION OR OPTIONS  UNDER
YOUR VARIABLE  CONTRACT.  PLEASE CALL  COMMONWEALTH  ANNUITY AT  800-533-2124 OR
FAFLIC AT 800-533-2124 TO MAKE TRANSFER ARRANGEMENTS FOR YOUR VARIABLE CONTRACT.

     The proposed Fund  liquidation is described in detail in the attached proxy statement,  but here are some facts about the liquidation  that may be useful to you:

     1.   The Fund  liquidation  will have no impact on your  right to  transfer contract  values among and between other  investment  options  offered under your variable contract.  You may transfer contract values out of any subaccount  invested in the Fund free of any otherwise  applicable transfer charge at any time without that transfer counting as one of a limited number of transfers  permitted during any period.  If contract values are  transferred  to the Money  Market  Fund in the  absence of transfer  instructions  from you,  then for thirty days  following the liquidation,  you  may  transfer  such  contract  values  out  of  the subaccount  investing in the Money  Market Fund free of any  otherwise applicable  transfer charge and without that transfer  counting as one of a limited number of transfers permitted during any period.

     2.   The Fund's  liquidation  will not alter your rights or the obligations of Commonwealth Annuity or FAFLIC under your variable contract.

     3.   The  Fund's  liquidation,  as  well as  contract  value  transfers  in anticipation  of or  subsequent  to the  liquidation,  will not create federal income tax liability for you in connection  with your variable contract.

YOUR VOTE IS  IMPORTANT.  PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN THE VOTING
INSTRUCTION  FORM  IN  THE  ENCLOSED  POSTAGE   PRE-PAID   ENVELOPE.   For  more
information,  please  call  COMMONWEALTH  ANNUITY AT  800-533-2124  OR FAFLIC AT
800-533-2124.

YOUR CONTRACT VALUE  TRANSFER  INSTRUCTIONS  ALSO ARE  IMPORTANT.  PLEASE TAKE A
MOMENT  NOW  TO  CALL   COMMONWEALTH   ANNUITY  AT  800-533-2124  OR  FAFLIC  AT
800-533-2124 SO THAT YOU MAY PROVIDE US WITH YOUR TRANSFER INSTRUCTIONS.

                         Sincerely,

                  Commonwealth Annuity and Life Insurance Company

                  First Allmerica Financial Life Insurance Company

Delaware Investments (sm)
A member of Lincoln Financial Group (R)

                                 PROXY MATERIALS

                               DELAWARE VIP TRUST

                         Delaware VIP Global Bond Series

Dear Shareholders and Variable Contract Owners:

I am writing to let you know that a meeting of  shareholders of the Delaware VIP
Global Bond Series (the "Fund")  will be held on February 28, 2007.  The purpose of the meeting is to vote on an  important  proposal  that  affects the Fund and your  investment in it. The Fund is a separate series of Delaware VIP Trust (the
"Trust").  The shares of the Fund are sold only to separate  accounts of certain life  insurance  companies  (each,  a  "Participating  Insurance  Company"  and, collectively,  the "Participating Insurance Companies") to fund benefits payable under certain  variable annuity  contracts and variable life insurance  policies
(each, a "Variable Contract" and, collectively,  "Variable Contracts") issued by the Participating  Insurance  Companies.  The Participating  Insurance Companies
hereby  solicit and agree to vote at the Meeting,  to the extent  required,  the shares of the Fund that are held in separate  accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your votes.

As a shareholder,  you have the opportunity to voice your opinion on the matters that  affect  your Fund.  As a Variable  Contract  owner,  you have the right to instruct the relevant Participating  Insurance Company as to the manner in which the Fund shares  attributable to your Variable  Contract  should be voted.  This package  contains  information  about  the  proposal  being  presented  for your consideration  and  requests  your prompt  attention  and vote by mail using the enclosed proxy card(s) or voting instruction form.

Please read the enclosed  materials and cast your vote.  PLEASE VOTE YOUR SHARES
ON THE PROXY CARD OR SUBMIT YOUR VOTING INSTRUCTION FORM PROMPTLY.  YOUR VOTE IS
EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Delaware  Investments,  are responsible for protecting your interests as a shareholder.  The Trustees  believe this proposal is in the best interests of  shareholders.  They recommend that you vote FOR the proposal.  The  proposal is described  in greater  detail in the enclosed  Proxy
Statement.

VOTING IS QUICK AND EASY.  EVERYTHING  YOU NEED IS ENCLOSED.  To cast your vote, simply  complete the proxy card(s) or voting  instruction  form enclosed in this package.  Be sure to sign the card or voting  instruction form before mailing it in the postage-paid envelope.

If you have any questions before you vote,  please call Delaware  Investments at
1-800-523-1918.  We'll be glad to help you get your vote in  quickly.  Thank you for your participation in this important initiative.

Sincerely,

____________________
Patrick P. Coyne
Chairman and Chief Executive Officer

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on February 28, 2007

                         Delaware VIP Global Bond Series
                    (a separate series of Delaware VIP Trust)

     To the  Shareholders  of the Delaware VIP Global Bond Series (the  "Fund"),
which is a separate series of Delaware VIP Trust (the "Trust") and to the owners of Variable Annuity  Contracts or Variable Life Insurance  Policies  entitled to give voting instructions to the Shareholders of the Fund:

     NOTICE IS HEREBY GIVEN that a Special  Meeting of  Shareholders of the Fund
(the  "Meeting")  has been called by the Board of Trustees of the Trust and will be held at the offices of Delaware  Investments  located at 2001 Market  Street,
2nd Floor Auditorium, Philadelphia, PA 19103, on February 28, 2007 at 4:00 p.m.,
Eastern Time. The Meeting is being called for the following reasons:

     1.   To approve the Plan of Liquidation and Dissolution for the Fund.

     2.   To vote  upon any other  business  as may  properly  come  before  the
          Meeting or any adjournment thereof.

     Proposal 1 set forth above is more fully  described in the  attached  Proxy
Statement.

     The shares of the Fund are sold only to separate  accounts of certain  life
insurance   companies   (each,   a   "Participating   Insurance   Company"  and,
collectively,  the "Participating Insurance Companies") to fund benefits payable under certain  variable annuity  contracts and variable life insurance  policies
(each, a "Variable Contract" and, collectively,  "Variable Contracts") issued by the Participating  Insurance  Companies.  The Participating  Insurance Companies
hereby  solicit and agree to vote at the Meeting,  to the extent  required,  the shares of the Fund that are held in their separate  accounts in accordance  with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your votes.

     If you are a shareholder  of record of the Fund as of the close of business on December  19,  2006,  you have the right to direct the persons  listed on the enclosed  proxy card as to how your shares in the Fund  should be voted.  If you are a Variable Contract owner of record at the close of business on December 19,
2006,  you have the  right to  instruct  the  relevant  Participating  Insurance
Company as to the manner in which the Fund shares  attributable to your Variable
Contract should be voted. To assist you, a voting  instruction form is enclosed.
In  addition,  a Proxy  Statement  describing  the matters to be voted on at the
Meeting or any adjournment(s)  thereof is attached to this Notice.  YOUR VOTE IS
IMPORTANT.

                                              By Order of the Board of Trustees,

                                              Secretary

December __, 2006

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  TO SECURE THE LARGEST POSSIBLE REPRESENTATION, PLEASE MARK YOUR PROXY CARD OR
    VOTING INSTRUCTION FORM, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE,
    WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS AND
      VOTING INSTRUCTION FORMS MUST BE RECEIVED BEFORE THE MEETING IN ORDER
        TO BE COUNTED. YOU MAY REVOKE YOUR PROXY OR VOTING INSTRUCTIONS
                              BEFORE THE MEETING.
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                                 PROXY STATEMENT

                                TABLE OF CONTENTS

EXHIBITS:

Exhibit A - Plan of Liquidation and Dissolution

Exhibit B - Principal Holders of Shares as of December 19, 2006

                                 PROXY STATEMENT

                            Dated December [__], 2006

                         Delaware VIP Global Bond Series
                    (a separate series of Delaware VIP Trust)

     This Proxy Statement  solicits  proxies to be voted at a Special Meeting of
Shareholders  (the  "Meeting")  of Delaware VIP Global Bond Series (the "Fund"),
which is a separate series of Delaware VIP Trust (the "Trust").  The Meeting has been called by the Board of Trustees of the Trust (the  "Board" or the "Board of
Trustees") to vote to approve a Plan of Liquidation  and  Dissolution  (which is described more fully below).

     The  principal  offices  of the Trust are  located at 2005  Market  Street,
Philadelphia,  PA 19103.  YOU CAN  REQUEST A FREE COPY OF THE  ANNUAL  REPORT TO
SHAREHOLDERS  OF THE FUND FOR THE FISCAL  YEAR ENDED  DECEMBER  31, 2005 AND THE
SEMI-ANNUAL  REPORT TO SHAREHOLDERS  FOR THE SEMI-ANNUAL  FISCAL PERIOD ENDED ON
JUNE  30,  2006,  BY  CALLING  1-800-523-1918,  OR BY  WRITING  TO THE  TRUST AT
ATTENTION: ACCOUNT SERVICES, 2005 MARKET STREET, PHILADELPHIA, PA 19103.

     The Meeting will be held at the offices of Delaware  Investments located at
2001 Market Street,  2nd Floor Auditorium,  Philadelphia,  PA 19103, on February
28,  2007 at 4:00  p.m.,  Eastern  Time.  The Board,  on behalf of the Fund,  is soliciting these proxies.

     This  Proxy  Statement  is also  being  furnished  in  connection  with the solicitation of voting instructions by certain life insurance companies (each, a
"Participating   Insurance  Company"  and,   collectively,   the  "Participating
Insurance  Companies")  from owners of certain  variable  annuity  contracts and variable insurance policies (collectively, "Variable Contracts") having contract
values  on  December  19,  2006   allocated  to  a  subaccount  of  one  of  the
Participating  Insurance  Companies' separate accounts invested in shares of the
Fund.  For  purposes  of this Proxy  Statement,  the terms  "you,"  "your,"  and
"shareholder"  refer to the  direct  shareholders  of the Fund and to  owners of
Variable Contracts who invested in the Fund through their Variable Contracts.

     This Proxy Statement and forms of proxy card and voting  instructions  will first be sent to shareholders  and variable  contract owners on or about January
8, 2007.

     The Board urges you to  complete,  sign and return the proxy card or voting instruction form included with this Proxy Statement whether or not you intend to be present at the Meeting.  It is important that you promptly  return the signed proxy card or voting  instruction  form, as applicable,  to help assure a quorum for the Meeting.

PROPOSAL - TO APPROVE THE PLAN OF LIQUIDATION AND DISSOLUTION

The Liquidation in General

     Delaware  Management  Company,  a series of  Delaware  Management  Business
Trust, as the investment manager of the Fund ("DMC"), and Delaware Distributors,
L.P., as principal underwriter of the Fund ("DDLP") (collectively,  "Delaware"), recommended  to the Board of Trustees  of the Trust that the Fund be  liquidated and  dissolved  pursuant  to the  provisions  of the  Plan  of  Liquidation  and
Dissolution (the "Plan"). The Board of Trustees approved the Plan at its meeting held on November 16, 2006.  At that  meeting,  the Board of Trustees  determined that an orderly  liquidation  of the Fund's assets was in the best  interests of the Fund and its  shareholders.  The Plan,  a copy of which is  attached to this
Proxy  Statement as Appendix A, provides for the complete  liquidation of all of the assets of the Fund.  If the Plan is  approved by the  requisite  shareholder vote, DMC will undertake to liquidate the Fund's assets as soon as  practicable, in an orderly  manner at market  prices and on such terms and  conditions as DMC determines  to be  reasonable  and in the  best  interests  of the  Fund and its shareholders.  If approved by  shareholders,  the  liquidation is expected to be completed  on or  about  March  30,  2007.  Liquidation  proceeds  paid  to  the applicable  separate accounts of the Participating  Insurance  Companies will be reinvested in other investment  options available under the applicable  Variable
Contracts  pursuant to  transfer  instructions  timely  received  from  Variable
Contract owners,  or, if no transfer  instructions  are timely received,  in the money  market fund option  within the  relevant  Variable  Contract  (the "Money
Market Fund").  After the liquidation  proceeds are distributed,  the Trust will terminate the Fund's existence.

     If the Plan is not approved by the  shareholders of the Fund, the Fund will continue to be operated  and be managed in  accordance  with the Fund's  current investment objective and policies, and the Board will consider what other action should be taken.

     Although portions of the Plan are summarized in this Proxy Statement, these summaries are qualified in their entirety by reference to the Plan itself.

Reasons for the Liquidation

     The Fund is a separate  series of the Trust and began  operations in May 2,
1996. As of September 30, 2006,  the Fund had net assets of  approximately  $5.9 million.  The Fund has experienced large redemptions and DMC does not anticipate that  the Fund  will be able to  attract  sufficient  additional  assets  in the foreseeable  future  given  the  current  low  demand  for  global  fixed-income portfolios in the variable insurance investment marketplace.  In addition, there are limited sales  opportunities  for the Fund because it is not offered through an actively sold variable product.

     The reduced  asset size of the Fund  affects both the  efficient  portfolio management  of the Fund and the costs borne by the remaining  shareholders.  The
Fund's small asset size impedes efficient portfolio  management because it makes it difficult for the portfolio manager to attain sufficient  diversification  in investments or to acquire  positions in desired  amounts or on favorable  terms.
Moreover, Fund management does not believe that it is likely that the asset size of the Fund will increase  significantly in the future so as to enable efficient portfolio management.

     The  reduced  asset size also  limits the  Fund's  ability to benefit  from economies of scale because its fixed expenses are borne across a small number of assets and a small  shareholder  base.  Moreover,  the substantial  reduction in assets makes the Fund a less cost-effective  investment for shareholders because the remaining  shareholders  will bear a greater  proportion of the Fund's fixed expenses.  Under an agreement  with the Trust,  DMC has agreed to reimburse  the
Fund for certain  operating  expenses  in excess of 1.00% of the Fund's  average daily net assets until April 30, 2007.  Although the Fund's  annualized  expense ratio,  including  the  management  fee of 0.75%,  for the  fiscal  year  ending
December 31, 2006, is not expected to exceed 1.00%, current expenses are running well above the 1.00% expense  limitation.  If the  Liquidation  were not to take place in 2007,  the estimated  annual  expense ratio could meet or exceed 1.58%.
Although  DMC has agreed to waive its fees and  reimburse  the Fund for  certain expenses in order to maintain the Fund's viability as an investment option under the  Variable  Contracts,  DMC has  advised the Board that it does not intend to subsidize the Fund indefinitely.

     In evaluating  alternatives  for the Fund, DMC  considered  both merger and liquidation  options for the Fund. DMC concluded that there were no other series in the Trust that have an  objective  and strategy  comparable  to the Fund that would be an appropriate  acquiring fund partner for a merger.  In addition,  the
limited  assets  invested  in  the  Fund  would  make  the  merger   alternative
unattractive  for an acquiring  fund from a cost/benefit  perspective.  Finally,
there  are  substantial   costs  associated  with  a  merger,   such  as  legal,
solicitation  and proxy  printing  costs.  The small  asset base and the reduced shareholder base would  dramatically  increase the impact of any merger costs on shareholders.

     Therefore,  given the Fund's  small  asset base and lack of an  appropriate merger partner,  DMC recommended that the Board approve the proposed liquidation of the Fund as being in the best interests of  shareholders  and the only viable alternative.  DMC has agreed to bear the expenses  associated  with the proposed
Liquidation. Contract Owners may choose to transfer out of the Fund up until the date  that  the  Fund  is  liquidated  or,  alternatively,  a  Contract  Owner's investment  remaining in the Fund on the date of liquidation will be transferred automatically to the Money Market Fund.

Board Considerations and Determinations

     At the November 16, 2006 Board  meeting,  the Board of Trustees  considered the proposal to liquidate  the Fund. In  particular,  the Board  considered  the
Fund's operating history,  including the Fund's performance,  and the historical and anticipated sales activity of the Fund, as well as the lack of prospects for growth  based upon DMC's belief that there is low demand for global fixed income portfolios in the variable insurance investment marketplace.

     The  Board  considered  various   alternatives  for  the  Fund,   including
reorganizing the Fund with other mutual funds with similar investment objectives and focus.  The Board considered the fact that the Fund's assets were too few to make a merger with other mutual funds  realistic  because of the costs  involved with these transactions.  In addition,  the Board considered the fact that there was no viable  fund  merger  partner  with a similar  investment  objective  and strategies within the Trust. Finally, the proposed dissolution would not involve potential adverse tax consequences to Variable Contract owners.

     The Board,  including all of the Trustees who are not "interested  persons"
of the Trust (as that term is defined in the Investment  Company Act of 1940, as amended (the "1940 Act")), then unanimously  adopted  resolutions  approving the
Plan,  declaring  the  proposed  liquidation  and  dissolution  advisable,   and
directing that the Plan be submitted to the  shareholders  of the Fund for their consideration.  DMC has  agreed  to bear the  costs  associated  with  obtaining shareholder  approval of the liquidation of the Fund.  These costs include legal and administrative  expenses, and costs associated with the filing, printing and mailing of these  proxy  materials  and  conducting  the  Meeting.  The costs of liquidating the Fund's  portfolio,  including  brokerage  commissions and dealer spreads, will be borne by the Fund.

Liquidation Value

     If the Plan is adopted by the Fund's  shareholders at the Meeting,  as soon as  practicable  the  liquidation  process will commence in accordance  with the terms of the Plan. The Fund will sell all of the Fund's portfolio securities and pay (or  make  provision  for  payment  of) all of the  Fund's  known  expenses, charges, liabilities and other obligations, including those expenses incurred in connection with  implementing the  liquidation,  and the payment of ordinary and capital gains  dividends.  After this process is completed,  each shareholder of
the  Fund,  meaning  the  separate  accounts  of  the  Participating   Insurance
Companies,  will receive a cash distribution in an amount equal to the net asset value,  together  with accrued and unpaid  dividends and  distributions,  of the shareholder's  shares in the Fund  (the  "Liquidating  Distribution").  Such net
asset value will be determined in accordance with the Fund's current  Prospectus and Statement of Additional  Information.  The Liquidating  Distribution for the
Fund shall be paid to the  Participating  Insurance  Companies which will invest such proceeds applicable to each Variable Contract's interest in the Fund either
(i) by  purchasing  shares of another  investment  option  available  under such owner's Variable Contract according to transfer  instructions timely provided by the owner or (ii) if no instructions are timely provided,  by purchasing  shares of the Money Market Fund.

     In addition,  prior to the Liquidation  date (as defined  below),  Variable
Contract  owners  with  contract  values  allocated  to the Fund  will  still be entitled to exchange out of the Fund into  another fund (or funds)  available in the applicable  Variable  Contract prior to the  liquidation.  The rights of the
Fund's  shareholders  to redeem  their  interests in the Fund at the current net asset  value will not be  affected  if the Plan is  adopted.  Variable  Contract owners will also continue to have the same rights to redeem  contract  values of the Fund under  their  Variable  Contracts  if the Plan is  adopted.  Also,  the entities  currently  providing services to the Fund will continue to do so until the Fund is completely liquidated and dissolved and its affairs wound up.

Tax Consequences

     The Trust  anticipates  that the Fund will retain its  qualifications  as a regulated investment company under the Internal Revenue Code of 1986, as amended
(the "Code"), during the liquidation period. Accordingly, any gain recognized by the Fund on the sale of its assets  following  the  adoption of the Plan will be offset by a deduction for dividends paid to its shareholders.  Variable Contract owners,  for  whose  variable  contracts  shares  of  the  Fund  are  underlying investments,  will not recognize a gain or loss for federal  income tax purposes as a result of the liquidation of the Fund (meaning there will be no federal tax liability).

     The Participating  Insurance  Companies' separate accounts that have shares of the Fund as underlying investments in their Variable Contracts will not incur tax on any dividends or  Liquidation  Distributions  that may be paid to them by the Fund  pursuant  to the  Plan,  and will not  impose  any  charges  under the
Variable Contracts as a result of the liquidation of the Fund.

     The  foregoing  is only a  summary  of the  principal  federal  income  tax consequences of the  liquidation and should not be considered tax advice.  There can be no assurance that the Internal  Revenue Service will concur on all or any of the  issues  discussed  above.  You may  wish to  consult  with  your own tax advisers regarding the federal, state and local tax consequences with respect to the  foregoing  matters  and any  other  considerations  that may  apply in your particular circumstances.

Liquidating Distribution

     At present,  the date on which the Fund will be liquidated and on which the
Fund will pay Liquidating  Distributions to the applicable separate accounts and other  shareholders  is uncertain,  but it is  anticipated  that, if the Plan is adopted by the shareholders of the Fund, the Fund's  liquidation  would occur on or about  March 21,  2007 (the  "Liquidation  Date").  If the Plan is  approved, separate  accounts  holding  Fund shares as of the close of business on or about
March 20, 2007, would receive their Liquidation  Distribution on the Liquidation
Date. Any liquidation  proceeds  allocable to a Variable  Contract that have not been reallocated to other investment  options pursuant to transfer  instructions timely  provided by the Variable  Contract  owner would be invested in the Money
Market Fund until further  instructions  regarding  allocation from the Variable
Contract owner are received.

     The right of a Variable  Contract  owner to reallocate  his or her contract amounts  currently  allocated to the Fund at the then current net asset value to any other  option  available  under  his or her  Variable  Contract  will not be impaired by the  proposal to  liquidate  the Fund or the adoption of the Plan. A
Variable  Contract owner,  therefore,  may reallocate his or her contract values allocated to the Fund in accordance  with procedures set forth in the applicable
Variable  Contract and its  prospectus  without the necessity of waiting for the
Fund to take any action.  Any  transfers,  whether (1) made pursuant to transfer instructions received and implemented prior to the Liquidation Date, (2) made by transferring  contract  amounts  into the Money  Market Fund on the  Liquidation
Date, or (3) made pursuant to transfer instructions out of the Money Market Fund received  within 30 days after the  Liquidation  Date,  will be made free of any charges and will not be  considered  transfers  for the purposes of any limit on the number of transfers permitted under the Variable Contracts.

     Current  prospectuses for the mutual funds available as investment  options under the Variable  Contracts,  as well as copies of the various  statements  of additional  information,  may be  obtained  without  charge by  calling  Lincoln
National Life Insurance Company at 800-338-0355 if you own an E-Annuity Variable
Annuity Contract or 877-200-8213 if you own a Multifund  Variable Universal Life
Policy; Commonwealth Annuity and Life Insurance Company at 800-533-2124 or First
Allmerica  Financial Life Insurance Company at 800-533-2124.  These prospectuses set forth  important  information  about the other  mutual funds that a variable contract owner should know before providing  transfer  instructions  relating to the reallocation of his or her contract values.

     Required  Vote.  Provided that one third (33? %) of the shares  entitled to vote at the Meeting are present in person or represented by proxy at the Meeting
("Quorum"),  approval of the Plan requires the affirmative vote of a majority of the shares of the Fund.

               THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
                              APPROVAL OF THE PLAN

                               VOTING INFORMATION

How will the shareholder voting be handled?

     Only  shareholders  of  record  of the  Fund at the  close of  business  on
December 19, 2006 (the "Record Date"), will be entitled to notice of and to vote at the  Meeting,  and will be  entitled  to one vote for each  full  share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal  are not  received by the date of the Meeting,  the Meeting may be adjourned to permit further  solicitations  of proxies.  The holders of a majority of shares of the Fund  entitled to vote on the  Proposal at the Meeting and present in person or by proxy  (whether or not  sufficient  to  constitute a
Quorum) may  adjourn the  Meeting.  The  Meeting  may also be  adjourned  by the chairperson of the Meeting.  It is anticipated that the persons named as proxies on the enclosed  proxy cards will use the  authority  granted to them to vote on adjournment in their discretion.

     Abstentions  will be included for purposes of determining  whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote "against" the Proposal.

     The rules of the U.S.  Securities and Exchange  Commission require that the
Trust disclose in this Proxy Statement the effect of "broker  non-votes." Broker non-votes are proxies from brokers or nominees indicating that such persons have not  received  voting  instructions  from the  beneficial  owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have  discretionary  power. As described  further above, each
Participating  Insurance  Company,  as the  shareholder  of record of the Fund's shares,  generally is required to vote shares attributable to Variable Contracts as to which no voting  instructions are received in proportion (for,  against or
abstain)  to  those  for  which   timely   instructions   are  received  by  the
Participating  Insurance  Companies  just as any  other  shares  for  which  the
Participating Insurance Companies do not receive proper voting instructions. The
Trust, therefore, does not anticipate receiving any broker non-votes.

How do I ensure my vote is accurately recorded?

     You may  attend  the  Meeting  and vote in  person.  You may  also  vote by completing,  signing and returning the enclosed proxy card or voting instruction form in the  enclosed  postage  paid  envelope.  If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence,  a ballot. If you simply sign and date the proxy card,  but give no voting  instructions,  your shares will be voted in favor of the Proposal and in accordance  with the views of  management  upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

     Variable  contract owners should  complete the enclosed voting  instruction form and mail it in the enclosed  postage paid envelope.  If a duly executed and dated voting  instruction  form is received that does not specify a choice,  the
Participating   Insurance  Company  will  consider  its  timely  receipt  as  an instruction  to  vote  "FOR"  the  Proposal.  If  you  do not  return  a  voting instruction form, your  Participating  Insurance Company will vote, if required, your shares in proportion to those for which timely  instructions  are received.
Variable  Contract owners should contact their  Participating  Insurance Company for information about any applicable  deadline for providing voting instructions to such  Participating  Insurance  Company.  Please see your  Variable  Contract prospectus  for  information  on how to  contact  your  Participating  Insurance
Company.

May I revoke my proxy or voting instruction?

     Shareholders  may  revoke  their  proxy at any time  before  it is voted by sending a written notice to the Trust expressly revoking their proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.  Variable  Contract  owners may  revoke  previously  submitted voting instructions by sending a written notice to their Participating Insurance
Company  expressly  revoking  their  instructions,  by signing and forwarding to their  Participating  Insurance  Company  later-dated  voting  instructions,  or otherwise giving notice of revocation at the Meeting.  Variable  Contract owners should contact their Participating  Insurance Company for further information on how to revoke  previously  given voting  instructions,  including any applicable deadlines.  Please see your Variable Contract  prospectus for information on how to contact your Participating Insurance Company.

What other matters will be voted upon at the Meeting?

     The Board does not  intend to bring any other  matters  before the  Meeting with respect to the Fund other than that described in this Proxy Statement.  The
Board is not aware of any other  matters to be brought  before the Meeting  with respect to the Fund by others.  If any other  matter  legally  comes  before the
Meeting,  proxies  for  which  discretion  has  been  granted  will be  voted in accordance with the views of management.

Who is entitled to vote?

     Only  shareholders of record on the Record Date will be entitled to vote at the  Meeting.  The  outstanding  shares of the Fund  entitled  to vote as of the
Record Date are  ___________________.  Variable Contract owners of record at the close  of  business  on the  Record  Date  have  the  right  to  instruct  their
Participating  Insurance  Company  as to the  manner  in which  the Fund  shares attributable to their variable contract should be voted.

What other solicitations will be made?

     This proxy  solicitation is being made by the Board for use at the Meeting.
The  cost of this  proxy  solicitation  will be  borne by DMC.  In  addition  to
solicitation  by  mail,   solicitations  also  may  be  made  by  advertisement,
telephone,  telegram,  facsimile  transmission  or other  electronic  media,  or personal  contacts.  The Fund and the  Participating  Insurance  Companies  will request  broker-dealer  firms,  custodians,  nominees and fiduciaries to forward proxy  materials  to the  beneficial  owners of the  shares of  record.  DMC may reimburse  broker-dealer firms,  custodians,  nominees and fiduciaries for their reasonable  expenses  incurred in connection  with such proxy  solicitation.  In addition to solicitations by mail, officers and employees of the Trust,  without extra pay,  may conduct  additional  solicitations  by  telephone,  telecopy and personal  interviews.  If the Trust does not  receive  your proxy card or voting instruction  by a certain time, you may receive a telephone call from one of the officers or employees of the Participating Insurance Company asking you to vote.

Who will pay the expenses of the Proposal?

     The costs of the Proposal,  including the costs of soliciting proxies, will be borne by DMC.

How do I submit a shareholder proposal?

     The Trust is not required  to, and does not intend to, hold regular  annual
shareholders'   meetings.  A  shareholder  wishing  to  submit  a  proposal  for consideration for inclusion in a proxy statement and form or forms of proxy card or voting instruction form for the next shareholders'  meeting,  should send his or her written  proposal to the offices of the Trust,  directed to the attention of its Secretary,  at the address of its principal  executive  office printed on the  first  page of this  Proxy  Statement,  so that  it is  received  within  a reasonable time before any such meeting.  The inclusion  and/or  presentation of any such proposal is subject to the applicable  requirements  of the proxy rules under the Securities Exchange Act of 1934, as amended.  Submission of a proposal by a shareholder  does not  guarantee  that the proposal will be included in the
Trust's proxy statement and form(s) of proxy card or voting instruction form, or presented at the meeting.

                        MORE INFORMATION ABOUT THE TRUST

     Investment  Manager.  As described  further above, DMC, 2005 Market Street,
Philadelphia, Pennsylvania 19103, serves as the investment manager for the Fund.

     Administration,  Transfer  Agency and Fund  Accounting  Services.  Delaware
Service Company,  Inc. ("DSC"), 2005 Market Street,  Philadelphia,  Pennsylvania
19103, an affiliate of DMC, acts as the  administrator,  shareholder  servicing, dividend  disbursing and transfer agent for the Fund, and for other mutual funds in the Delaware  Investments  Family of Funds. DSC also provides fund accounting services to the Fund. Those services include performing all functions related to calculating  the Fund's net asset value and providing  all  financial  reporting services,  regulatory  compliance testing and other related accounting services.
For  its  transfer   agency,   shareholder   services,   fund   accounting   and
administration services, DSC is paid fees by the Fund according to fee schedules that are the same for each retail  Fund in the  Delaware  Investments  Family of
Funds. These fees are charged to the Fund on a pro rata basis.

     Distribution  Services.  Pursuant to an underwriting  agreement relating to the Fund, Delaware Distributors,  L.P. (the "Distributor"),  2005 Market Street,
Philadelphia,  Pennsylvania  19103,  serves as the national  distributor for the
Fund. The Distributor pays the expenses of the promotion and distribution of the
Fund's shares, except for payments by the Fund on behalf of Service Class shares under  its 12b-1  Plan (the  Fund's  Standard  Class  shares do not have a 12b-1
Plan).  The  Distributor  is an indirect,  wholly owned  subsidiary  of Delaware
Management Holdings, Inc. and an affiliate of DMC.

     Pursuant  to  a  contractual  arrangement  with  the  Distributor,  Lincoln
Financial  Distributors,   Inc.  ("LFD"),  2001  Market  Street,   Philadelphia,
Pennsylvania  19103,  is primarily  responsible  for  promoting the sale of Fund shares through insurance companies, broker/dealers, financial advisors and other financial intermediaries. LFD is also an affiliate of the Distributor and DMC.

                           PRINCIPAL HOLDERS OF SHARES

     On the Record Date,  the  officers  and Trustees of the Trust,  as a group, owned  less than 1% of the  outstanding  voting  shares  of the  Fund,  or class thereof.

     To the best  knowledge  of the  Trust,  as of the Record  Date,  no person, except as set forth in the table at Exhibit B, owned of record 5% or more of the outstanding  shares of any class of the Fund.  Except as noted in Exhibit B, the
Trust has no knowledge of beneficial ownership.

                                   EXHIBITS TO

                                 PROXY STATEMENT

Exhibit

Exhibit A - Plan of Liquidation and Dissolution

Exhibit B - Principal Holders of Shares as of December 19, 2006

                                    EXHIBIT A

                  Delaware VIP Trust, on behalf of its series:
                         The Delaware Global Bond Series

                       Plan of Liquidation and Dissolution

     The  following  Plan of  Liquidation  and  Dissolution  (the "Plan") of the
Delaware VIP Global Bond Series (the  "Series"),  a series of Delaware VIP Trust
(the  "Trust"),  a Delaware  statutory  trust  organized and existing  under the
Delaware Statutory Trust Act (12 Del. C.ss.3801,  et. seq.) (the "Delaware Act")
and an open-end  management  investment  company registered under the Investment
Company Act of 1940,  as amended (the "1940 Act"),  is intended to  constitute a plan of  liquidation  under  Section 331 or, if  applicable,  Section 332 of the
Internal Revenue Code of 1986, as amended (the "Code"),  and is also intended to accomplish  the  complete  dissolution  of the Series,  in  conformity  with the
Delaware Act.

     WHEREAS,  on November 7, 2006,  the Trust's  Board of Trustees  unanimously determined  that it is in the best interest of the Series and its  shareholders, to liquidate and dissolve the Series and has considered and adopted this Plan as the method of accomplishing such actions;

     WHEREAS,  the Trust's  Board of  Trustees  has  directed  that this Plan be submitted  to the  holders of  outstanding  voting  shares of the Series for the
Plan's  adoption or rejection at a meeting of shareholders of the Series and has authorized  the  distribution  of a  proxy  statement  in  connection  with  the solicitation of proxies for this meeting.

     NOW,  THEREFORE,  the  liquidation  and  dissolution of the Series shall be carried out in the manner hereinafter set forth:

     1. Effective  Date of Plan.  The Plan shall be and become  effective on the date on which the Plan is approved by the Series'  shareholders  (the "Effective
Date").

     2. Dissolution.  Promptly following the Effective Date, the Series shall be dissolved, and its affairs shall be wound up, all in accordance with the Trust's
Agreement and Declaration of Trust and Section 3808 of the Delaware Act.

     3. Cessation of Business.  After the Effective Date, the Series shall cease its  business  and shall not engage in any  business  activities  except for the purposes of  satisfying  redemption  requests  and winding up its  business  and affairs,  preserving  the value of its assets  and  distributing  the  remaining assets of the Series to the  shareholders of the Series,  in accordance with the provisions of the Plan, after discharging or making reasonable provision for the liabilities of the Series;  provided,  however,  that the Series may continue to carry on its  activities as an investment  company,  as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets,  until the final  liquidating  distribution  to its  shareholders is made.

     4.  Filing of IRS Form 966.  Within  thirty  (30) days after the  Effective
Date, the Series shall cause to be filed with the appropriate  Internal  Revenue
Service Center a duly completed federal Form 966 and any required enclosures.

     5.  Restriction of Transfer and Redemption of Shares.  The interests of the shareholders  in the  assets  of the  Series  shall be fixed on the basis of its holdings  at the close of  business  on the  Effective  Date of the Plan or such later date as is  determined  by the Trust's  officers,  which date shall not be more than 120 days  after the  Effective  Date (the  "Valuation  Date").  On the
Valuation Date, the books of the Series shall be closed. Thereafter,  unless the books are reopened  because the Plan cannot be carried  into effect,  or because the Plan is abandoned by the Board of Trustees,  the shareholders'  interests in the Series'  assets shall not be  transferable  by a request for  redemption,  a negotiation of share certificates or otherwise.

     6. Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable  after the Effective  Date,  the officers of the Trust shall pay, or make reasonable  provision to pay, all claims and obligations in full, including all  contingent,  conditional or unmatured  claims and obligations of the Series known to the Trust, and all claims and obligations of the Series which are known to the Trust but for which the identity of the claimant is unknown. If there are sufficient  assets,  such claims and  obligations  shall be paid in full and any such  provisions  for payment shall be made in full.  If there are  insufficient assets,  such claims and obligations of the Series shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor.

     7.  Liquidating  Distribution.  Within 7 days after the Valuation Date, the
Series shall mail or otherwise  distribute  to each  shareholder  a  liquidating distribution  equal to such  shareholder's  interest  in the net  assets  of the
Series after the payment of the Series' debts.  Any accrued income or gains will also be distributed  as part of the  liquidating  distribution.  The Series will provide shareholders with information indicating the proportion,  if any, of the liquidating  distribution  that is  comprised  of:  (i) income  dividends;  (ii)
capital  gain  dividends;  (iii)  redemption  proceeds  relating  to  redemption requests on file with the Series prior to the Valuation  Date; and (iv) proceeds from the liquidation of shares pursuant to the Plan.

     8.  Management  and Expenses of the Series  Subsequent  to the  Liquidating
Distribution.  The Series' investment  manager,  Delaware  Management Company, a series of Delaware  Management  Business  Trust  ("DMC") shall bear the expenses incurred  in carrying  out this Plan  including,  but not limited to,  printing, legal,  accounting,  custodian  and transfer  agency  fees,  and the expenses of reports to, or communications  with,  shareholders  (collectively,  "Liquidation
Expenses")  provided,  however,  in the event there is a securities class action settlement or similar  event  relating to a security held in the Series prior to liquidation and winding down of the Series that causes the Trust to receive cash or securities on behalf of the Series after the  Valuation  Date,  such proceeds shall be  distributed  and  applied in the  following  order of  priority to the extent  thereof:  (i) to the Trust to the  extent  the Trust did not  adequately reserve for the Series' expenses other than Liquidation Expenses; (ii) to DMC in reimbursement  of  Liquidation  Expenses;  (iii) to the Trust and then allocated among the Trust's  remaining series on a relative net asset value basis; or (iv)
if there are no other series in the Trust, to the various other accounts managed by DMC that held the security and for which DMC submitted the documentation that resulted in such accounts' participation in the settlement based on the relative amounts of the security held by such accounts at the date the securities  matter commenced.

     9. Power of Board of Trustees.  The officers  shall have authority to do or authorize  any  acts  and  things  as  provided  for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution  and filing of  certificates,  tax returns and other  papers.  The death,  resignation  or  disability  of any  Trustee or any officer of the Trust shall not impair  the  authority  of the  surviving  or  remaining  Trustees  or officers to exercise any of the powers provided for in the Plan.

     10.  Amendment of Plan.  The Board of Trustees  shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary  or  appropriate  without the approval of  shareholders  to effect the
Liquidation  of the Series,  the  distribution  of the Series' net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Trust's  Agreement and  Declaration of Trust and By-Laws,  and
the winding up of the affairs of the Series, if the Board of Trustees determines that such action would be advisable and in the best  interests of the Series and its shareholders.  If the Board of Trustees  determines that any variations from or amendments to the Plan are necessary,  and in the judgment of the Board, will materially and adversely affect the interests of the Series' shareholders,  such an amendment will be submitted to the  shareholders  for approval.  In addition, the Board may abandon the Plan  without  approval  of  shareholders  at any time prior to the Liquidation Date if the Board determines that abandonment  would be advisable and in the best interests of the Series and its shareholders.

Approved by Board of Trustees:      November 16, 2006

                                    EXHIBIT B

            PRINCIPAL HOLDERS OF SHARES AS OF DECEMBER 19, 2006

Shareholder/Address                                    Shares
--------------------------------------------------------------------------------

The Lincoln National Life Insurance Company           [To be completed]
1300 South Clinton Street
Fort Wayne, IN 46802

Commonwealth Annuity and Life Insurance Company
440 Lincoln Street
Worcester, MA 01653

First Allmerica Financial Life Insurance Company
440 Lincoln Steret
Worcester, MA 01653

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

                                                Form of Voting Instructions Card

Insurance Company Name Prints Here              Delaware VIP Global Bond Series

                  Special Meeting of Shareholders To Be Held On
                                February 28, 2007

THESE VOTING INSTRUCTIONS ARE REQUESTED BY THE ABOVE-NAMED  INSURANCE COMPANY IN
CONNECTION  WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF DELAWARE VIP TRUST
(THE  "TRUST")  ON BEHALF OF ITS  SERIES,  DELAWARE  VIP GLOBAL BOND SERIES (THE
"GLOBAL BOND SERIES").

This  Voting  Instruction  Card,  if  properly  executed,  will be voted by your insurance company in the manner directed by you. If this voting instruction card is executed and no direction is made, this voting instruction card will be voted
FOR the proposal  and, in the  discretion of the  insurance  company,  upon such other business as may properly come before the Meeting.

By signing  below,  I instruct the  insurance  company to vote the shares of the
Global Bond Series related to my contract at the meeting of  shareholders  to be held at the offices of Delaware  Investments  located at 2001 Market Street, 2nd
Floor  Auditorium,  Philadelphia,  PA 19103,  on February 28, 2007 at 4:00 p.m.,
Eastern  Time,  and any  adjournment  of the Meeting as indicated on the reverse side of this card.
                                                 Date: _________________________

                                                    ----------------------------

                                                    ----------------------------
                                                    Signature(s):
                                                    Please date and sign name(s)
                                                    as printed above. If a
                                                    contract is held jointly,
                                                    each contract owner should
                                                    sign. If only one signs, it
                                                    will be binding.  If a
                                                    contract owner is a business
                                                    entity, please indicate the
                                                    title of the person signing.

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

  Please fill in box(es) as shown using black or blue ink or number 2 pencil.[X]
                       PLEASE DO NOT USE FINE POINT PENS.

Proposal 1.

To approve a Plan of Liquidation        FOR         AGAINST       ABSTAIN
and Dissolution for Delaware VIP
Global Bond Series                     [   ]         [   ]         [   ]

This is described more fully in the Proxy Statement.

PLEASE BE SURE TO DATE AND SIGN YOUR VOTING INSTRUCTION ON THE REVERSE SIDE.

                            DELAWARE VIP TRUST
                  DELAWARE VIP GLOBAL BOND SERIES (the "Fund")

               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 28, 2007
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned,  revoking previous proxies,  hereby appoint(s) A.G. Ciavarelli,
David F.  Connor and  Michael E.  Dressin or any of them,  attorneys,  with full power of substitution,  to vote all shares of the Fund, as indicated above, that the  undersigned is entitled to vote at the above stated Meeting of Shareholders to be held at the offices of Delaware Investments located at 2001 Market Street,
2nd Floor Auditorium,  Philadelphia, PA 19103 on February 28, 2007 at 4:00 p.m.,
Eastern Time and at any adjournments thereof. All powers may be exercised by two or more of said proxy  holders or  substitutes  voting or acting or, if only one votes and acts,  then by that one.  This  proxy  shall be voted on the  proposal described in the Proxy  Statement as specified on the reverse  side.  Receipt of
the  Notice  of  Meeting  and  the   accompanying   Proxy  Statement  is  hereby
acknowledged.

To vote by Mail: (1) Read the Proxy Statement;  (2) Check the appropriate box on the reverse side;  and (3) Sign,  date and return the proxy card in the envelope provided.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                        Date: __________________________

              ----------------------------------------------------

              ----------------------------------------------------
              Signature(s) (Joint Owners) (Please sign within box)

THIS PROXY CARD IS ONLY VALID WHEN SIGNED:  To avoid the  additional  expense to the Fund of further solicitation,  please date and sign name(s) above as printed on this card to  authorize  the  voting of your  shares  as  indicated.  Persons signing as executor, administrator,  trustee or other representative should give full title as such.

THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF TRUSTEES  WITH RESPECT TO THE
FUND.  THE  FOLLOWING  MATTER IS  PROPOSED  BY THE FUND.  THE BOARD OF  TRUSTEES
RECOMMENDS A VOTE FOR THE PROPOSAL.  IF NO  SPECIFICATION IS MADE AND THIS PROXY
IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.  PLEASE REFER
TO THE PROXY  STATEMENT  FOR A  DISCUSSION  OF THE  PROPOSAL.  IF OTHER  MATTERS
PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES  REPRESENTED  BY THE
PROXY HOLDERS WILL BE VOTED AND  CONSENTED ON THOSE  MATTERS IN ACCORDANCE  WITH
THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOX AS SHOWN  USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  PLEASE
DO NOT USE FINE POINT PENS. [X]

Proposal:                                     For       Against      Abstain

1.  To approve a Plan of Liquidation         [   ]       [   ]        [   ]
     and Dissolution for Delaware
     VIP Global Bond Series.